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                                                                   EXHIBIT 10.21


                                 FIRST AMENDMENT
                                     TO THE
                                  ZONAGEN, INC.
                 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

         This First Amendment to the Zonagen, Inc. (the "Company") 2000 Non-Employee Directors' Stock Option Plan (the "Amendment") is executed pursuant to Section 12 of the Company's 2000 Non-Employee Directors' Stock Option Plan (the "Plan"). All capitalized and undefined terms used herein shall have the meanings ascribed to such terms in the Plan.

         WHEREAS, the Company's Board of Directors (the "Board") is authorized by Section 12 of the Plan to amend the Plan from time to time, subject to any required stockholder approval of any such amendments; and

         WHEREAS, the Board desires to amend the Plan, effective as of May 23, 2000, to allow for issuance of stock awards and options under the Plan in order to allow the Company to pay fees owed to directors and consultants in stock awards and options in lieu of cash; and

         WHEREAS, such amendments do not require stockholder approval as set forth in Section 12 of the Plan.

         NOW, THEREFORE, in connection with the foregoing, the Plan is hereby amended as follows:

         1. The following is hereby inserted as a new Section 7 of the Plan, and the original Section 7 and subsequent sections under the Plan are accordingly renumbered:

                  "7. DIRECTOR FEES

                           (a) PER-MEETING FEE. The Company shall pay each
                  Non-Employee Director One Thousand Dollars ($1,000) (the "Director Fee") in (x) cash, (y) shares of Common Stock; or
                  (z) an Option (the "Director Fee Option") to purchase shares of Common Stock, at his or her election, for each meeting of the Board at which he or she attends in person. The Director Fee is payable on the date which the meeting is held. If a Non-Employee Director elects to receive Common Stock or an Option, the number of shares to be granted pursuant to this
                  Section 7(a) shall be determined in accordance with the following:

                                    (i) the number of shares of Common Stock to
                           be delivered pursuant to Section 7(a) shall be determined by dividing (x) the Director Fee by (y) the Fair Market Value of a share of Common Stock on the date such award is payable; and

                                    (ii) the number of shares granted pursuant
                           to the Director Fee Option to be delivered pursuant to Section 7(a) shall be determined by dividing (x) the Director Fee by (y) the Fair Market Value of a share of Common Stock on the date such award is payable and (z) multiplying the quotient by two (2); further, the Director Fee Option will be immediately exercisable;


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                           (b) STOCK CERTIFICATE. Each Non-Employee Director
                  electing to receive the Director Fee in Common Stock shall be issued a stock certificate in his or her name and shall bear an appropriate restrictive legend."

         2. Except as amended hereby, the terms and provisions of the Plan shall remain in full force and effect, and the Plan and this Amendment shall be read, taken and construed as one and the same instrument.

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption and approval of the foregoing First Amendment to the Plan by the Board, the Company has caused this Amendment to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of the 23rd day of May, 2000.


                                    ZONAGEN, INC.


                                    By: /s/ Joseph S. Podolski
                                        ----------------------------------------
                                    Name: Joseph S. Podolski
                                          --------------------------------------
                                    Title: President & CEO
                                           -------------------------------------

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